                                                                   Exhibit 10.21


                        CASH COLLATERAL PLEDGE AGREEMENT


         THIS CASH COLLATERAL PLEDGE AGREEMENT (this "Agreement") is made this day of February, 2002, by RETIREMENT INNS III, LLC, a Delaware limited liability company (the "Pledgor"), to and for the benefit of RED MORTGAGE CAPITAL, INC., an Ohio corporation (the "Lender").

                                    RECITALS

         WHEREAS, the Lender has previously made a loan to the Pledgor in the original principal amount of Eight Million Two Hundred Nine Thousand Nine Hundred Dollars ($8,209,900) (the "Loan") pursuant to the terms of that certain Multifamily Note dated as of June 27, 1999, by Pledgor to the order of the Lender (the "Original Note"), as amended pursuant to the terms of that certain First Amendment to Multifamily Note dated as of December 28, 2000 between Pledgor and Lender (the "First Amendment to Note" and together with the Original Note, the "Existing Note"), as further amended pursuant to the terms of that certain Second Amendment to Multifamily Note dated as of even date herewith between Pledgor and Lender (the "Second Amendment to Note") (the Original Note, as amended by the First Amendment and the Second Amendment, as the same may be from time to time, renewed, extended, further amended, restated, supplemented or otherwise modified is herein called the "Note") and is secured, in part, by a first mortgage lien on the real property (the "Mortgaged Property") described on Exhibit A to that certain Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 27, 1999 by Pledgor for the benefit of the Lender (the "Original Deed of Trust"), recorded among the Official Records of Ventura County, California (the "Land Records") on June 28, 1999 as Instrument No. 99-122405, as amended by that certain Amendment to Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of August 31, 1999 between Pledgor and the Lender (the "First Amendment to Deed of Trust"), recorded among the Land Records on September 10, 1999 as Instrument No. 99-173435, as affected by that certain Confirmatory Assignment of Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of December 12, 2000, effective as of October 2, 2000, by Banc One Capital Funding Corporation, an Ohio corporation to Provident Mortgage Capital, Inc., now known as Red Mortgage Capital, Inc. (the "Confirmatory Assignment", and together with the Original Deed of Trust and the First Amendment to Deed of Trust, the "Existing Deed of Trust"), recorded among the Land Records on January 31, 2001 as Instrument No. 2001-0018605-00, as further amended by that certain Second Amendment to Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of even date herewith between Pledgor and Lender (the "Second Amendment to Deed of Trust") (the Original Deed of Trust, as amended by the First Amendment to Deed of Trust and the Second Amendment to Deed of Trust, as the same may be from time to time renewed, extended, further amended, restated, supplemented or otherwise modified is herein called the "Deed of Trust"); and

         WHEREAS, the Pledgor has requested and the Lender has agreed pursuant to the terms and conditions of that certain Master Modification Agreement dated as of even date herewith by and among the Pledgor, ARV Assisted Living, Inc., a Delaware corporation (the "Guarantor"), and the Lender (the "Modification Agreement") to (i) increase the principal sum of the Loan to $11,980,000 (the "Increase"), (ii) extend the Maturity Date (as such term is defined in the Existing Note) of the Loan to July 1, 2003 (the "Extension"), and (iii) change the interest rate of the Loan to 8.50% (the "Rate Change"); and

         WHEREAS, as a condition to the Extension, the Increase and the Rate Change, Lender has required Pledgor to deposit with and pledge to Lender cash in the amount of Two Million Dollars ($2,000,000) (the "Deposit"), and to grant to Lender a continuing security interest in and to such Deposit.

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         NOW, THEREFORE, in consideration of the Extension, the Rate Change, the
Increase, these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby agree as follows:


                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         Definitions. All capitalized terms which are not specifically defined in this Agreement shall have the meanings assigned to such terms in the Deed of Trust. In addition, the terms defined in the Preamble and Recitals hereto and elsewhere herein shall have the respective meanings specified therein or elsewhere herein, and the following terms shall have the following meanings:

         "Cash Collateral Account" means that certain account entitled the "ARV/RMC Cash Pledge Account," to be established and maintained by Lender, and any successor or replacement account designated and pledged to Lender as the "Cash Collateral Account" under this Agreement; and which account shall be an interest bearing account, bearing interest (calculated monthly) at the then money market rate of interest obtainable by Lender.

         "Collateral" has the meaning set forth in Section 2.2.

         "Deposit" has the meaning set forth in the Recitals.

         "Enforcement Costs" means any and all funds, costs, expenses and charges of any nature whatsoever (including, without limitation, attorney's fees and expenses) advanced, paid or incurred by or on behalf of Lender under or in connection with the administration or enforcement of this Agreement, including, without limitation, (a) the compliance of Pledgor with any covenant, warranty, representation or agreement of Pledgor made in or pursuant to this Agreement or any of the other Loan Documents, and (b) the exercise, preservation, maintenance, protection, operation, management, enforcement, collection, sale or other disposition of, or realization upon, this Agreement, all or any part of the Collateral, the Security Interest and the rights and remedies of Lender hereunder, under applicable law and otherwise.

         "Event of Default" has the meaning set forth in Article V.

         "Loan Documents" has the meaning set forth in the Modification
Agreement.

         "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, encumbrance, judgment, lien, claim or charge of any kind in, on, of or in respect of, any asset or property or any rights to any asset or property, including, without limitation, (a) any interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to any such asset or property, and (b) the filing of, or any agreement to give, any financing statement relating to any such asset or property under the Uniform Commercial Code of any jurisdiction.

         "Obligations" means all past, present and future indebtedness, liabilities, and obligations of Borrower and/or any other Person to Lender of any kind, nature or description whatsoever under, arising as a result of, pursuant to, and/or in connection with, the provisions of this Agreement, the Note and/or any of the other Loan Documents, including, without limitation,
(a) such indebtedness, liabilities, and obligations of Pledgor to Lender which consist of principal, interest, fees, late charges, attorneys' fees, Enforcement Costs, collection costs, due or to become due, future advances, direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether they are evidenced by any agreement or instrument, and whether incurred as maker, endorser, surety, guarantor or otherwise, (b) any and all renewals, extensions, and rearrangements of any such indebtedness, liabilities, and obligations, (c) the "Obligations" as such term is described and defined in any other Loan Documents, and (d) any other obligations, either direct or indirect, of Pledgor to Lender.

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         "Person" means and includes an individual, a corporation, a partnership, a joint venture, a trust, a limited liability company, an unincorporated association, a government or political subdivision or agency thereof, or any other entity.

         "Security Interest" means the security interest and other Liens in the Collateral granted hereunder.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of California.

         Rules of Construction. Unless otherwise defined herein and unless the context otherwise requires, all terms used herein which are defined by the UCC shall have the same meanings assigned to them by the UCC unless and to the extent varied by this Agreement. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule, and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require.


                                   ARTICLE II

                                 THE COLLATERAL

Deposits with Lender.

         (a) Pledgor hereby covenants and agrees to make the Deposit with Lender concurrently with the execution by the Pledgor and the Lender of the Modification Agreement.

         (b) Lender hereby covenants and agrees upon execution of the Modification Agreement to (i) establish and maintain the Cash Collateral Account and (ii) deposit the Deposit into the Cash Collateral Account upon receipt thereof.

         The Pledge. In order to secure the full and punctual payment of the Obligations, and to secure Pledgor's performance under this Agreement and the performance of the other Loan Documents, Pledgor hereby transfers, pledges, assigns, sets over, delivers and grants to Lender a first priority continuing lien and security interest in and to all of the following property of Pledgor, both now owned and existing and hereafter created, acquired and arising (all being collectively referred to as the "Collateral") and all right, title and interest of Pledgor in and to the Collateral:

              (a) Deposits into the Cash Collateral Account. (i) All deposits by Pledgor, including, but not limited to the Deposit, into the Cash Collateral Account; and

              (b) Proceeds. All cash and non-cash proceeds and products of the portion of the Collateral described in clause (a) above, including, without limitation, all property or deposit accounts which may from time to time be acquired directly or indirectly with any proceeds of such Collateral.

              SECTION 2.3. Interest on Cash Collateral Account. Until the occurrence of an Event of Default, all interest, dividends, cash, income or other property now or hereafter accrued, payable or distributable under, on, to or by reason of the Cash Collateral Account shall be credited against interest due on the Note for the immediately succeeding month after such accrued interest, dividend, cash,

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income or other property is calculated. Upon the occurrence of an Event of
Default, all interest, dividends, cash, income or other property shall accrue to and become part of the amounts on deposit in the Cash Collateral Account and part of the Collateral for the benefit of Lender, and shall not be distributable to Borrower at any time except upon payment in full of all Obligations and the termination of this Agreement.

              SECTION 2.4. Security Interest Security Only. The Security Interest is granted as security only and shall not subject Lender to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Collateral or any transaction in connection therewith.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Pledgor represents and warrants to Lender that the following statements are true, correct and complete:

         Title and Authority. As of the date hereof, Pledgor is the owner of the Collateral, subject only to the Lien hereof. Pledgor has full power and authority to grant the Security Interest to Lender in the Collateral pursuant hereto and to execute, deliver and perform the obligations of Pledgor in accordance with the terms of this Agreement without the consent or approval of any Person other than any consent or approval which has been obtained.

         Survival. All representations and warranties contained in or made under or in connection with this Agreement (a) shall survive the execution, delivery and performance of this Agreement, and (b) shall be true, correct, and complete at all times during which any of the Obligations (or commitments therefor) are outstanding with the same effect as if such representations and warranties had been made at such times.


                                   ARTICLE IV

                                    COVENANTS

         Pledgor covenants and agrees with Lender as follows:

         Title, Liens and Taxes. Pledgor shall, at its cost and expense, take any and all actions necessary to defend its title to the Collateral against all Persons other than Lender and to defend the Security Interest of Lender in the Collateral and the priority (or intended priority) thereof, against any adverse Lien of any nature whatsoever. Except to the extent contested in good faith, Pledgor will pay all taxes and assessments levied or placed on the Collateral prior to the date when any interest or penalty would accrue for the nonpayment thereof.

         Further Assurances. Pledgor shall, from time to time, at its expense, execute, deliver, acknowledge and cause to be duly filed, recorded or registered any statement, transfer, assignment, endorsement, instrument, paper, agreement or other document and take any other action that from time to time may be necessary or desirable, or that Lender may reasonably request, in order to create, preserve, continue, perfect, confirm or validate the Security Interest or to enable Lender to obtain the full benefits of this Agreement or to exercise and enforce any of its rights, powers and remedies hereunder. Pledgor shall pay all costs of, and incidental to, the filing, recording or registration of any such document as well as any recordation, transfer or other tax required to be paid in connection with any such filing, recordation or registration. Pledgor hereby covenants to save harmless and indemnify Lender from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes and recording costs incurred by Lender in connection with this Agreement which covenant shall survive the termination of this Agreement and the payment of all other Obligations. Pledgor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement signed by Pledgor in connection with this Agreement shall be sufficient as a financing statement.

         Care and Protection of Collateral. Pledgor shall perform, observe, and comply with all of the terms and provisions to be performed, observed or complied with by it under each contract, agreement or obligation relating to the Collateral. Lender shall have no duty to, and Pledgor hereby releases Lender from all claims for loss or damage caused by the failure of Lender to, collect, protect, preserve or enforce any of the Collateral or preserve rights against account debtors and prior parties to the Collateral other than claims arising from Lender's gross negligence or willful misconduct.

         Other Liens, Withdrawals, etc. Without the prior written consent of Lender, Pledgor will not (a) assign, transfer, dispose of, pledge or grant or permit a Lien to exist on, the Collateral or (b) withdraw any moneys or funds on deposit pursuant to the Cash Collateral Account, including, but not limited to, the Deposit.


                                    ARTICLE V

                                     DEFAULT

         The occurrence of any one or more of the following events shall constitute a default under the provisions of this Agreement, and the term "Event of Default" means, whenever it is used in this Agreement, any one or more of the following events:

         Payment of Obligations. If any of the Obligations are not paid as and when due and payable in accordance with the provisions of this Agreement, the Note and/or any of the other Loan Documents after giving effect to any applicable grace or cure periods, if any;

         Perform, etc. Other Provisions of This Agreement and other Loan Documents. The failure of Pledgor to perform, observe or comply with any of the provisions of this Agreement not otherwise covered by other subsections of this
Section 5 or any of the other Loan Documents, and such failure is not cured to the satisfaction of Lender within a period of thirty (30) days after the date of written notice thereof by Lender to Pledgor (or, whenever such a failure is such that it cannot be cured within thirty (30) days after Pledgor is given notice thereof, then within sixty (60) days from the date after Pledgor is given notice thereof if, in the sole but reasonable discretion of Lender, Pledgor is taking appropriate corrective action to cure the failure and such failure will not impair the ability of Borrower to perform its obligations under this Agreement and the other Loan Documents or otherwise adversely affects Lender's security in or right to the Collateral).

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         Performance of Provisions of the other Loan Documents. If an Event of
Default (as defined in the Deed of Trust) occurs, or subject to applicable notice and cure periods provided therein, if Pledgor fails to perform, observe or comply with any of the provisions of the Note or any of the other Loan Documents.

         Representations and Warranties. If any representation or warranty contained herein or any statement or representation made in any certificate or other information at any time given by or on behalf of Pledgor or furnished in connection with this Agreement or any of the other Loan Documents shall prove to be false or incorrect in any material respect on the date as of which made;

         Liquidation, Termination, Dissolution, etc. If Pledgor shall liquidate, dissolve or terminate its existence, or if, without the prior written consent of Lender, any change occurs in the ownership or control of Pledgor;

         Inability to Pay Debts. If Pledgor admits in writing or in sworn testimony the inability to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors;

         Bankruptcy. If proceedings in bankruptcy, or for reorganization of Pledgor, or for the readjustment of any debts of Pledgor, under the Bankruptcy Code, as amended, or any part thereof, or under any other applicable laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by Pledgor (provided, however, that with respect to any such proceedings not instituted by Pledgor, such proceedings will not be an Event of Default if discharged within ninety (90) days of their commencement);

         Receiver. A receiver or trustee shall be appointed for Pledgor or for any substantial part of the assets of Pledgor, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Pledgor (provided, however, that with respect to any such appointments not requested or instituted by Pledgor, such appointment or proceedings will not be an Event of Default if such receiver or trustee is discharged within ninety (90) days of his or her appointment and/or such proceedings are discharged within ninety (90) days of their commencement).


                                   ARTICLE VI

                               RIGHTS AND REMEDIES

         Rights and Remedies of Lender. Upon and after the occurrence of an Event of Default, Lender may, without notice or demand other than expressly provided for under the provisions of this Agreement, apply the Collateral to the repayment of any and all Obligations then outstanding in accordance with Section
6.2 below, and exercise in any jurisdiction in which enforcement hereof is sought, any and all rights and remedies Lender may have under this Agreement or any other Loan Document, or under applicable law, including the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently.

         Application. The Collateral may be held, segregated, or applied by Lender to any of the Obligations, whether matured or unmatured, in such order and manner as Lender may determine in its sole discretion.

         No Waiver, etc. No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Loan Documents, Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Loan Documents, or to declare a default for failure to effect such prompt payment of any such other amount. The payment by Pledgor, or any other Person and the acceptance by Lender or any other amount due and payable under the provisions of this Agreement or the other Loan Documents at any time during which a default or Event of Default exists shall not in any way or manner be construed as a waiver of such default or Event of Default by Lender or preclude Lender from exercising any right of power or remedy consequent upon such default or Event of Default.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Course of Dealing; Amendment. No course of dealing between Lender and Pledgor shall be effective to amend, modify or change any provision of this Agreement or the other Loan Documents. Lender shall have the right at all times to enforce the provisions of this Agreement and the other Loan Documents in strict accordance with the provisions hereof and thereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or the other Loan Documents or as having in any way or manner modified or waived the same. This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by Lender and Pledgor.

         Waiver of Default. Lender may, at any time and from time to time, execute and deliver to Pledgor a written instrument waiving, on such terms and conditions as Lender may specify in such written instrument, any of the requirements of this Agreement or any Event of Default or Default and its consequences, provided, that any such waiver shall be for such period and subject to such conditions as shall be specified in any such instrument. In the case of any such waiver, Pledgor and Lender shall be restored to their former positions prior to such Event of Default or default and shall have the same rights as they had hereunder. No such waiver shall extend to any subsequent or other Event of Default or default, or impair any right consequent thereto and shall be effective only in the specific instance and for the specific purpose for which given.

         Security Interest Absolute. All rights and remedies of Lender hereunder and under applicable laws, the Security Interest and all agreements and obligations of Pledgor hereunder shall be absolute and unconditional irrespective of, and shall not be released, discharged, impaired or affected by
(a) any lack of validity or enforceability of the Note or any of the other Loan Documents, (b) any change in the amount of any or all of the Obligations or any change in the time, manner or place of payment of any or all of the Obligations or any change of any other provision or term of any or all of the Obligations,
(c) any amendment to, or modification or waiver of, consent to, or departure from, any of the provisions of any of the Loan Documents, (d) any exchange, substitution, release, addition or non-perfection of any collateral and security for any of the Obligations, (e) the release of, in whole or in part, any Person, including, without limitation, Pledgor, obligated or liable for the payment of all or any part of the Obligations or any attempt, pursuit, enforcement or exhaustion of any rights or remedies Lender may have against any such Person or against any collateral and security for any or all of the Obligations, (f) the failure, omission, lack of diligence or delay by Lender to exercise or enforce any rights and remedies it may have under any of the Loan Documents or applicable laws, and (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge, release or defense of Pledgor or of the Collateral.

         Notices. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when delivered by hand, or when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or, in the case of telegraphic notice, when delivered to the telegraphic company and when properly transmitted, addressed as provided under the Deed of Trust.

         Performance for Pledgor. Pledgor hereby appoints Lender the attorney-in-fact of Pledgor for the purpose of carrying out the ministerial provisions of this Agreement and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in Lender's name or in the name of Pledgor, to the extent necessary or advisable to accomplish the purposes hereof (a) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, (b) to give full discharge for all or any part of the Collateral, (c) to settle, compromise, prosecute or defend any action, claim or proceeding with respect to all or any part of the Collateral, (d) to sell, assign, endorse, pledge, transfer and make any agreement respecting all or any part of the Collateral, or (e) otherwise deal with all or any part of the Collateral as though Lender were the absolute owner thereof; provided, however, that nothing herein contained shall, and no action taken by Lender or omitted to be taken with respect to the Collateral or any part thereof, give rise to any defense, counterclaim or offset in favor of Pledgor or to any claim or action against Lender.

         Enforcement Costs. Pledgor shall pay to Lender upon demand all Enforcement Costs. Enforcement Costs shall be included in the Obligations secured hereby.

         Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible, (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, and (c) the parties hereto shall endeavor, in good faith, negotiations to replace the invalid or unenforceable provisions with valid and enforceable provisions, the economic effect of which comes as close as possible to that of the invalid or unenforceable provisions.

         Assignment. Lender may, without prior notice to, or consent of, Pledgor, sell, assign or transfer to any Person or Persons all or any part of the Obligations, and in the event of any such assignment, the Security Interest and rights and remedies of Lender hereunder shall extend to, and vest in, any such assignee or assignees who shall have the right to enforce the provisions of this Agreement as fully as Lender, provided that Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement as to so much of the Obligations that it has not sold, assigned or transferred. Pledgor will fully cooperate with Lender in connection with any such assignment and will execute and deliver such consents and acceptances to any such assignment and amendments to this Agreement in order to effect any such assignment (including, without limitation, the appointment of Lender as agent for itself and all assignees).

         Survival. All representations, warranties and covenants contained among the provisions of this Agreement shall survive the execution and delivery of this Agreement and all other Loan Documents.

         Binding Effect. This Agreement shall be binding upon and inure to the benefit of Pledgor and Lender and their respective personal representatives, successors and assigns, except that Pledgor shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of Lender.

         Continuing Agreement. This Agreement and the Security Interest shall be continuing and binding on Pledgor regardless of how long before or after the date hereof any of the Obligations were or are incurred. This Agreement and the Security Interest shall terminate when all of the Obligations have been indefeasibly paid in full and no commitments therefor are outstanding, at which time Lender will reassign and deliver to Pledgor, against receipt, such of the Collateral as still held by Lender (if any) and not sold or otherwise applied by Lender pursuant to the terms hereof. Any such reassignment shall be without recourse to or warranty by Lender at the expense of Pledgor.

         Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Ohio, both in interpretation and performance.

         Duplicate Originals and Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

         Exhibits and Schedules. Any exhibits and schedules attached to this Agreement are an integral part hereof and are hereby incorporated herein and included in the term "this Agreement."

         Headings. Article, Section, paragraph, and clause headings in this Agreement are included herein for convenience of reference only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Termination. The Security Interest granted hereby shall terminate upon the payment in full of the Obligations. Upon such termination, Lender shall take all such actions as may be reasonably requested by Pledgor to evidence the release of the Security Interest granted hereby.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]


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

         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.


ATTEST:                                 RETIREMENT INNS III, LLC,
                                        a Delaware limited liability company


_____________________                   By:_______________________________(SEAL)

                                           Name:  Abdo H. Khoury
                                           Title: Manager

ATTEST:                                 RED MORTGAGE CAPITAL, INC.,
                                        an Ohio corporation


_____________________                   By:_______________________________(SEAL)

                                           Name:
                                           Title:





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